EXHIBIT 10.1

060958.0000236 EMF_US 80116984v13

PNMAC GMSR ISSUER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC LOAN SERVICES, LLC,

as Administrator and as Servicer

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as an Administrative Agent

and

GOLDMAN SACHS BANK USA,

as an Administrative Agent

AMENDED AND RESTATED SERIES 2020-SPIADVF1 INDENTURE SUPPLEMENT

Dated as of February 7, 2023

To

THIRD AMENDED AND RESTATED INDENTURE

Dated as of April 1, 2020

MSR COLLATERALIZED NOTES,
SERIES 2020-SPIADVF1

060958.0000291 EMF_US 80116984v8

TABLE OF CONTENTS

Page

Section 1.Replacement of the Series 2020-SPIADVF1 Notes.3

Section 2.Defined Terms.4

Section 3.Forms of Series 2020-SPIADVF1 Notes.11

Section 4.Interest Payment Amount.11

Section 5.Payments; Note Balance Increases; Early Maturity.11

Section 6.Optional Redemption.13

Section 7.Determination of Note Interest Rate and Benchmark.13

Section 8.Conditions Precedent Satisfied.14

Section 9.Representations and Warranties.14

Section 10.Amendments.14

Section 11.Counterparts.15

Section 12.Entire Agreement.16

Section 13.Limited Recourse.16

Section 14.Owner Trustee Limitation of Liability.17

Section 15.Note Rating Agency.17

Section 16.Consent, Acknowledgment and Waivers.17

Section 17.Conditions to Effectiveness of this Indenture Supplement18

Section 18.Effect of Amendment.18

Section 19.Joinder18

Section 20.Failure to Fund Under the MBSADV1 Indenture Supplements18

- i -

THIS AMENDED AND RESTATED SERIES 2020-SPIADVF1 INDENTURE SUPPLEMENT (this “Indenture Supplement”), dated as of February 7, 2023, is made by and among PNMAC GMSR ISSUER TRUST, a statutory trust organized under the laws of the State of Delaware, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), a national banking association, as indenture trustee (the “Indenture Trustee”), as calculation agent (the “Calculation Agent”), as paying agent (the “Paying Agent”) and as securities intermediary (the “Securities Intermediary”), PENNYMAC LOAN SERVICES, LLC, a limited liability company organized under the laws of the State of Delaware (“PLS”), as administrator (the “Administrator”) and as servicer (the “Servicer”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), a Delaware limited liability company, as an Administrative Agent (as defined herein) and GOLDMAN SACHS BANK USA (“Goldman”), a bank organized under the laws of the State of New York, as an Administrative Agent (as defined herein).  This Indenture Supplement relates to and is executed pursuant to that certain Third Amended and Restated Base Indenture supplemented hereby, dated as of April 1, 2020, including the schedules and exhibits thereto, as amended by Amendment No. 1 thereto, dated as of June 8, 2022 and Amendment No. 2 thereto, dated as of June 9, 2022 (as amended, restated, supplemented, restated or otherwise modified from time to time, the “Base Indenture”), among the Issuer, PLS, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, and PENTALPHA SURVEILLANCE LLC, a Delaware limited liability company, as credit manager (the “Credit Manager”), CSFB, as Administrative Agent and the “Administrative Agents” from time to time parties thereto, all the provisions of which are incorporated herein as modified hereby and shall be a part of this Indenture Supplement as if set forth herein in full (the Base Indenture as so supplemented by this Indenture Supplement, collectively referred to as the “Indenture”).

Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Base Indenture.

RECITALS OF THE ISSUER

WHEREAS, the Issuer entered into an Indenture Supplement, dated as of April 1, 2020 (as amended by as amended by Amendment No. 1, dated as of August 25, 2020, Amendment No. 2, dated as of April 1, 2021, Amendment No. 3, dated as of July 30, 2021, Amendment No. 4, dated as of February 10, 2022 and Amendment No. 5, dated as of June 8, 2022, collectively, the “Original Indenture Supplement”), among the Issuer, PLS, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary and CSFB, as Administrative Agent;

WHEREAS, under the Original Indenture Supplement, the Issuer duly authorized the issuance of a Series of Variable Funding Notes, “PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2020-SPIADVF1” (the “Outstanding Series 2020-SPIADVF1 Notes”);

WHEREAS, pursuant to Section 12.2 of the Base Indenture and Section 10(b) of the Original Indenture Supplement, the Issuer, Indenture Trustee, PLS and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Series Required Noteholders, at any time and from time to time, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), may amend the Original Indenture Supplement to amend any provision of the Original Indenture Supplement;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Indenture Supplement will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with;

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, the Outstanding Series 2020-SPIADVF1 Note, was issued to PLS pursuant to the terms of the Original Series 2020-SPIADVF1 Indenture Supplement, and was purchased by CSCIB and Citibank under the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No 2, dated as of June 9, 2022 and Amendment No. 3, dated as of February 7, 2023, each by and among the CSFB, as Administrative Agent, CSCIB, as Series 2020-SPIADVF1 Repo Buyer, Citibank, as Series 2020-SPIADVF1 Repo Buyer and PLS, as seller (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”) pursuant to which PLS sold all of its rights, title and interest in the Series 2020-SPIADVF1 Notes to CSCIB and Citibank as Series 2020-SPIADVF1 Repo Buyers, and transferred the Series 2020-SPIADVF1 Notes to the CSFB, as Administrative Agent as “Noteholder” for the benefit of the Series 2020-SPIADVF1 Repo Buyers;

WHEREAS, pursuant to (i) the Trust Agreement, PLS is the sole Owner and (ii) pursuant to the Original Indenture Supplement, with respect to the Outstanding Series 2020-SPIADVF1 Note, any Action provided by the Base Indenture or the Original Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB and Citibank, as the buyers of the Series 2020-SPIADVF1 Note under the Series 2020-SPIADVF1 Repurchase Agreement, and therefore CSCIB and Citibank are the Series Required Noteholders;

WHEREAS, pursuant to Section 10, the parties hereto may enter into an amendment to supplement, amend or revise any term or provision of the Series 2020-SPIADVF1 Indenture Supplement pursuant to the terms and provisions of Section 12.2 of the Base Indenture with the consent of the Noteholder of 100% of the Series 2020-SPIADVF1 Note;

WHEREAS, on the Effective Date, the parties are amending and restating the Original Indenture Supplement, pursuant to this Indenture Supplement; and

WHEREAS, all things necessary to make this Indenture Supplement a valid agreement of the Issuer, in accordance with its terms, have been done.

NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer and CSFB, as Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Original Indenture Supplement is hereby amended as follows:

PRELIMINARY STATEMENT

The Issuer has duly authorized the cancellation and replacement of the Outstanding Series 2020-SPIADVF1 Notes. The parties are entering into this Indenture Supplement to document the terms of the issuance of the Series 2020-SPIADVF1 Notes pursuant to the Base Indenture, which provides for the issuance of Notes in multiple series from time to time.

Section 1.Replacement of the Series 2020-SPIADVF1 Notes.

(a) The parties hereto acknowledge and agree that the Series 2020-SPIADVF1 Note No. 3, with a Maximum VFN Principal Balance of $2,000,000,000 is (1) hereby deemed cancelled and for all purposes no longer outstanding under the Base Indenture and applicable law and (2) replaced by the Series 2020-SPIADVF1 Note No. 4 and Series 2020-SPIADVF1 Note No. 5, each to be dated as of the date hereof with an aggregate Maximum VFN Principal Balance of $2,000,000,000 and any Variable Funding Note issued after the date hereof pursuant to this Indenture Supplement to be known as “PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2020-SPIADVF1 Notes” (collectively, the “Series 2020-SPIADVF1 Notes”). The Series 2020-SPIADVF1 Notes will have the same Stated Maturity Date, Note Interest Rate and other terms as specified in this Indenture Supplement. The Series 2020-SPIADVF1 Notes are rated and are subordinate to the Series 2016-MBSADV1 Notes, the Series 2021-MBSADV1 Notes, the Series 2023-MBSADV1 Notes and shall be subordinated to any other MBS Advance VFN issued under the Base Indenture, but shall not be subordinated to any other Series of Notes.  The Series 2020-SPIADVF1 Notes are issued in one (1) Class of Variable Funding Notes (Class A-

SPIADVF1) with the Maximum VFN Principal Balance, Stated Maturity Date, Note Interest Rate and other terms as specified in this Indenture Supplement.  The Series 2020-SPIADVF1 Notes are secured by the Trust Estate Granted to the Indenture Trustee pursuant to the Base Indenture.  The Indenture Trustee shall hold the Trust Estate as collateral security for the benefit of the Noteholders of the Series 2020-SPIADVF1 Notes and all other Series of Notes issued under the Base Indenture as described therein.

(b)The Noteholders shall promptly deliver the Outstanding Series 2020-SPIADVF1 Note to the Indenture Trustee for cancellation and hereby consent to the replacement of the Series 2020-SPIADVF1 Notes.

(c)In the event that any term or provision contained herein with respect to the Series 2020-SPIADVF1 Notes shall conflict with or be inconsistent with any term or provision contained in the Base Indenture, the terms and provisions of this Indenture Supplement shall govern to the extent of such conflict.

Section 2.Defined Terms.

With respect to the Series 2020-SPIADVF1 Notes and in addition to or in replacement for the definitions set forth in Section 1.1 of the Base Indenture, the following definitions shall be assigned to the defined terms set forth below:

“Additional Note Payment” means a payment made by the owner of the Owner Trust Certificate to the Noteholders of the Series 2020-SPIADVF1 Notes during the Revolving Period to reduce the unpaid principal balance of the Series 2020-SPIADVF1 Notes.

“Additional Term Note Offering” means the issuance of at least $200,000,000 in Term Notes to third party investors in accordance with the Base Indenture.

“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (i) the Daily Simple SOFR, plus (ii) the applicable Benchmark Adjustment.  The Calculation Agent shall not be responsible for calculating the Adjusted Daily Simple SOFR.

“Administrative Agent” means, (A) for so long as the Series 2020-SPIADVF1 Notes have not been paid in full: (i) with respect to the provisions of this Indenture Supplement, together, CSFB and Goldman, or an Affiliate or successor thereto; and (ii) with respect to the provisions of the Base Indenture, and notwithstanding the terms and provisions of any other Indenture Supplement, CSFB and Goldman, and such other parties as set forth in any other Indenture Supplement, or a respective Affiliate or any respective successor thereto; provided, however, that with respect to any action required of the Administrative Agent under this Indenture Supplement or the Indenture that would relate uniquely to a particular Series 2020-SPIADVF1 Note (including, but not limited to Sections 4.3(b)-(d) of the Base Indenture, which involve determining whether a funding request with respect to such Note is supported by an Advance Verification Report, whether conditions precedent to funding have been satisfied, and whether to approve the requested funding amount), then such action or decision of the Administrative Agent of the Series 2020-SPIADVF1 Notes shall be exercised exclusively by the Administrative Agent for the applicable impacted Series 2020-SPIADVF1 Note.  For the avoidance of doubt, reference to “it” or “its” with respect to the Administrative Agent in the Base Indenture and this Indenture Supplement shall mean

“them” and “their,” and reference to the singular therein in relation to the Administrative Agent shall be construed as if plural.

“Administrative Fee” means an administrative fee equal to 5% of the Non-Funding ADV1 Noteholder’s Additional Note Balance (as defined in the MBSADV1 Indenture Supplements).

“ADV1 Note” means either the Series 2016-MBSADV1 Note, the Series 2021-MBSADV1 Note, the Series 2023-MBSADV1 Note or any other MBS Advance VFN and which has been issued under the Base Indenture, as applicable.

“ADV1 Noteholder” means either the Series 2016-MBSADV1 Noteholder, the Series 2021-MBSADV1 Noteholder, the Series 2023-MBSADV1 Noteholder or any Other MBSADV1 Noteholder, as applicable.

“Advance Rate” means, with respect to the Series 2020-SPIADVF1 Notes, on any date of determination, the weighted average percentage of the Collateral Value, weighted based on (i) (A) with respect to Servicing Advances, the portion of the Advance Reimbursement Balance allocable to each type of Advance Reimbursement Amount for the related Advance or (B) with respect to MBS Advances, and either the Ginnie Mae I MBS Program or Ginnie Mae II MBS Program, respectively, the unpaid principal balance attributable to FHA Loans, VA Loans or Other Loans, respectively, that are delinquent as of the most recent date of determination and (ii) the applicable Advance Rate Percentage.

“Advance Rate Percentage” means, with respect to any type of Advance, the applicable “Advance Rate Percentage” set forth in Schedule 1 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator and a copy of such updated Schedule to Ginnie Mae.

“Base Indenture” has the meaning assigned to such term in the Preamble.

“Benchmark” means, with respect to any date of determination, the Adjusted Daily Simple SOFR or, if applicable, a Benchmark Replacement Rate.  It is understood that the Benchmark shall be adjusted on a daily basis; provided, that, Benchmark for the three (3) Business Days prior to the related Payment Date shall be fixed at Benchmark for the third (3rd) Business Day prior to the related Payment Date.

“Benchmark Adjustment” means, for any day, the spread adjustment for such Interest Accrual Period that has been selected or recommended by the Relevant Governmental Body for the tenor of 1 month. For the avoidance of doubt, the “Benchmark Adjustment” means, for any day, the value as reported on the display designated as “YUS0001M” on Bloomberg, or such other display as may replace “YUS0001M.”

“Benchmark Administration Changes” means, with respect to the Benchmark (including any Benchmark Replacement Rate), any technical, administrative or operational changes (including without limitation changes to the timing and frequency of determining rates and making payments of interest, length of lookback periods, and other administrative matters as may be appropriate, in the sole and good faith discretion of Administrative Agent, to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by Administrative

Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Benchmark exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

“Benchmark Replacement Rate” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected in the sole and good faith discretion of Administrative Agent, giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated repurchase facilities and (ii) the related Benchmark Administration Changes; provided that, no such Benchmark Replacement Rate as so determined would be less than 0%.

“Benchmark Transition Event” means a determination by Administrative Agent in its sole and good faith discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Benchmark, (ii) the applicable Benchmark is permanently no longer in existence, (iii) continued implementation of the Benchmark is no longer administratively feasible or no significant market practice for the administration of the Benchmark exists, (iv) the Benchmark will not adequately and fairly reflect the cost to Noteholder of purchasing or maintaining the Note (including increases in the balance thereof) going forward or (v) the administrator of the applicable Benchmark or a Relevant Governmental Body having jurisdiction over Noteholder or Administrative Agent has made a public statement identifying a specific date after which the Benchmark shall no longer be made available or used for determining the interest rate of loans or other extensions of credit.

“Class A-SPIADVF1 Notes” means the Variable Funding Notes, issued hereunder by the Issuer, having an aggregate VFN Principal Balance of no greater than the applicable Maximum VFN Principal Balance.

“Corporate Trust Office” means the corporate trust offices of the Indenture Trustee at which at any particular time its corporate trust business with respect to the Issuer shall be administered, which offices at the Closing Date are located at Citibank, N.A., Agency & Trust, 388 Greenwich Street Trading, New York, NY 10013, Attention: PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, and for Note transfer, exchange or surrender purposes, at Citibank, N.A., 480 Washington Boulevard, 30th Floor, Jersey City, New Jersey, 07310, Attention: Agency and Trust - PNMAC GMSR ISSUER TRUST MSR Collateralized Notes.

“CSCIB” means Credit Suisse AG, Cayman Islands Branch and its permitted successors or assigns.

“Cumulative Interest Shortfall Amount Rate” means, with respect to the Series 2020-SPIADVF1 Notes, 3.00% per annum.

“Daily Simple SOFR” means, for any day, SOFR, with conventions (including, without limitation, a lookback) established by the Administrative Agent in its sole and good faith discretion; provided that, if the Administrative Agent determines that any such convention is not administratively, operationally, or technically feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its sole and good faith discretion.

“Default Supplemental Fee” means for the Series 2020-SPIADVF1 Notes and each Payment Date during the Full Amortization Period and on the date of final payment of such Notes (if the Full Amortization Period is continuing on such final payment date), a fee equal to (1) the related Cumulative Default Supplemental Fee Shortfall Amount, plus (2) the product of

(a)the Default Supplemental Fee Rate multiplied by
(b)the average daily Note Balance since the prior Payment Date of the Series 2020-SPIADVF1 Notes multiplied by
(c)a fraction, the numerator of which is the number of days elapsed from and including the prior Payment Date (or, if later, the commencement of the Full Amortization Period) to but excluding such Payment Date and the denominator of which equals 360.

“Default Supplemental Fee Rate” means, with respect to the Series 2020-SPIADVF1 Notes, 3.00% per annum.

“Eligible Advance Reimbursement Amounts” means, any Advance Reimbursement Amount related to an Advance that meets each of the criteria specified for such type of Advance set forth in Schedule 2 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.

“FHA Servicing Advance Reimbursement Amounts” means, any Servicing Advance Reimbursement Amounts related to reimbursements for previously made Servicing Advances on any FHA Loan.

“GS Series 2020-SPIADVF1 Repurchase Agreement” means the Master Repurchase Agreement, dated as of February 7, 2023, by and among the Administrative Agent, Goldman, as a Series 2020-SPIADVF1 Repo Buyer and PLS, as seller.

“Indenture” has the meaning assigned to such term in the Preamble.

“Indenture Supplement” has the meaning assigned to such term in the Preamble.

“Ineligible Advance” means any Advance that is related to a Portfolio Mortgage Loan in an MBS with any of the designations set forth in Schedule 3 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator.

“Initial Note Balance” means, in the case of the Series 2020-SPIADVF1 Notes, an amount determined by the Administrative Agent, the Issuer and the Administrator on the date hereof, which amount is set forth in an Issuer Certificate delivered to the Indenture Trustee.  For the avoidance of doubt, the requirement for minimum bond denominations in Section 6.2 of the Base Indenture shall not apply in the case of the Series 2020-SPIADVF1 Notes.

“Interest Accrual Period” means, for the Series 2020-SPIADVF1 Notes and any Payment Date, the period beginning on the immediately preceding Payment Date and ending on the day immediately preceding the current Payment Date.  The Interest Payment Amount for the Series 2020-SPIADVF1 Notes on any Payment Date shall be determined based on the Interest Day Count Convention.

“Interest Day Count Convention” means with respect to the Series 2020-SPIADVF1 Notes, the actual number of days in the related Interest Accrual Period divided by 360.

“Issuance Date” means April 1, 2020.

“Margin” means, (i) with respect to the Series 2020-SPIADVF1 Notes, prior to the occurrence of an Event of Default (as defined under either SPIADVF1 Repurchase Agreement), (A) 4.50% per annum, or (B) upon the occurrence of an Additional Term Note Offering, the margin over the related swap rate in effect for the Term Notes subject to such Additional Term Note Offering plus 0.25%, and (ii) with respect to the Series 2020-SPIADVF1 Notes following the occurrence of an Event of Default (as defined under either SPIADVF1 Repurchase Agreement), the amount calculated pursuant to clause (i) plus an additional 3.00% per annum.

“Maximum VFN Principal Balance” means, for (a) the Series 2020-SPIADVF1 Notes in the aggregate, $2,000,000,000, (b) the Series 2020-SPIADVF1 Note No. 4, $1,272,727,272.73 and (c) the Series 2020-SPIADVF1 Note No. 5, $727,272,727.27, or, in each case, (i) such other amount, calculated pursuant to a written agreement between the Administrator and the Administrative Agent or (ii) such lesser amount designated by the Administrator in accordance with the terms of the Base Indenture.

“MBSADV1 Indenture Supplement” means either the Series 2016-MBSADV1 Indenture Supplement, the Series 2021-MBSADV1 Indenture Supplement, the Series 2023-MBSADV1 Indenture Supplement or any other supplement to the Base Indenture pursuant to which an ADV1 Note has been issued, as applicable.

“Non-Funding ADV1 Noteholder” has the meaning assigned to such term in Section 20 of this Indenture Supplement.

“Non-Funding SPIADVF1 Noteholder” has the meaning assigned to such term in Section 5(f) of this Indenture Supplement.

“Nonrecoverable Advance” means, any Servicing Advance that is determined to be “non-recoverable” from late collections of the Mortgage Loan in respect of which such Servicing Advance was made or from Liquidation Proceeds, FHA Claim Proceeds, USDA Claim Proceeds, PIH Claim Proceeds or VA Claim Proceeds.

“Note Interest Rate” means, with respect to any Interest Accrual Period, the sum of (a) the greater of (i) Benchmark (as determined by the Administrative Agent) and (ii) 0.25% plus (b) the Margin.

“Note Rating Agency” means Kroll Bond Rating Agency, LLC.

“Other Loan” means, any Mortgage Loan other than an FHA Loan or a VA Loan.

“Other MBSADV1 Noteholder” means any holder of an ADV1 Note that is issued after February 7, 2023.

“Other Servicing Advance Reimbursement Amounts” means, any Servicing Advance Reimbursement Amounts related to reimbursements for previously made Servicing Advances on any Other Loan.

“Outstanding Additional Note Balance” means, with respect to a Non-Funding ADV1 Noteholder, the portion of such Noteholder's Pro Rata Share of the related Additional Note Balance that such Noteholder failed to fund.

“PLS” has the meaning assigned to such term in the Preamble.

“Pro Rata Share” means, with respect to each ADV1 Noteholder, the quotient of the aggregate VFN Principal Balance of such ADV1 Noteholder’s Outstanding VFNs (other than MBS Advance VFNs)  divided by the aggregate VFN Principal Balance of all Outstanding VFNs (other than MBS Advance VFNs).

“Redeemable Notes” has the meaning assigned to such term in Section 6 of this Indenture Supplement.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Series 2016-MBSADV1 Indenture Supplement” means the Amended and Restated Series 2016-MBSADV1 Indenture Supplement, dated as of July 30, 2021, as amended by Amendment No. 1, dated as of February 10, 2022, as amended further by Amendment No. 2, dated as of February 7, 2023, by and among the Issuer, PLS, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, and CSFB, as Administrative Agent, as may be amended, restated, supplemented or otherwise modified from time to time.

“Series 2016-MBSADV1 Noteholder” means the Noteholder of the Series 2016-MBSADV1 Notes.

“Series 2016-MBSADV1 Notes” means the PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2016-MBSADV1 Notes.

“Series 2016-MSRVF1 Indenture Supplement” means the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as of February 27, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, Amendment No. 4, dated as of April 1, 2021, Amendment No. 5, dated as of July 30, 2021, Amendment No. 6, dated as of February 10, 2022 and Amendment No. 7, dated as of June 8, 2022, by and among the Issuer, PLS, the Indenture Trustee, the

Calculation Agent, the Paying Agent, the Securities Intermediary, and CSFB, as Administrative Agent, as may be amended, restated, supplemented or otherwise modified from time to time.

“Series 2020-SPIADVF1 Repo Buyer” means each buyer under the SPIADVF1 Repurchase Agreements and each of their permitted successors and assigns.

“Series 2020-SPIADVF1 Repurchase Agreement” means the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022 and Amendment No 3, dated as of February 7, 2023, each by and among the Administrative Agent, CSCIB, as a Series 2020-SPIADVF1 Repo Buyer, Citibank, as a Series 2020-SPIADVF1 Repo Buyer and PLS, as seller.

“Series 2021-MBSADV1 Indenture Supplement” means the Amended and Restated Series 2021-MBSADV1 Indenture Supplement, dated as of July 30, 2021, as amended by Amendment No. 1, dated as of February 10, 2022, as amended further by Amendment No. 2, dated as of February 7, 2023, by and among the Issuer, PLS, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, and CSFB, as an Administrative Agent, as may be amended, restated, supplemented or otherwise modified from time to time.

“Series 2021-MBSADV1 Noteholder” means the Noteholder of the Series 2021-MBSADV1 Notes.

“Series 2021-MBSADV1 Notes” means the PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2021-MBSADV1 Notes.

“Series 2023-MBSADV1 Indenture Supplement” means the Series 2023-MBSADV1 Indenture Supplement, dated as of February 7, 2023, by and among the Issuer, PLS, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, and Goldman Sachs Bank USA, as Administrative Agent, as may be amended, restated, supplemented or otherwise modified from time to time.

“Series 2023-MBSADV1 Noteholder” means the Noteholder of the Series 2023-MBSADV1 Notes.

“Series 2023-MBSADV1 Notes” means the PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2023-MBSADV1 Notes.

“Series Required Noteholders” means, for so long as the Series 2020-SPIADVF1 Notes are Outstanding, 100% of the Noteholders of the Series 2020-SPIADVF1 Notes.  With respect to the Series 2020-SPIADVF1 Notes, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by Series 2020-SPIADVF1 Repo Buyers, as buyers of the Series 2020-SPIADVF1 Notes under the SPIADVF1 Repurchase Agreements.

“SOFR” means, with respect to any day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“SPIA VFN Advance Rate Reduction Event” means the occurrence of any of the events set forth in Schedule 4 hereto, which may be updated from time to time with the consent of the Administrative Agent and the Administrator.

“SPIADVF1 Additional Balance” means any increase in the VFN Principal Balance of the 2020-SPIADVF1 Notes.

“SPIADVF1 Repurchase Agreements” means, together, the Series 2020-SPIADVF1 Repurchase Agreement, the GS Series 2020-SPIADVF1 Repurchase Agreement and any other repurchase agreement pursuant to which a Series 2020-SPIADVF1 Note has been sold.

“Stated Maturity Date” means, for Series 2020-SPIADVF1 Notes, one (1) year following the end of the Revolving Period.

“VA Servicing Advance Reimbursement Amounts” means, any VA Servicing Advance Reimbursement Amounts related to reimbursements for previously made Servicing Advances on any VA Loan.

“WSFS” has the meaning assigned to such term in Section 14 hereof.

Section 3.Forms of Series 2020-SPIADVF1 Notes.

The Series 2020-SPIADVF1 Notes shall only be issued in definitive, fully registered form and the form of the Rule 144A Definitive Note that may be used to evidence the Series 2020-SPIADVF1 Notes in the circumstances described in Section 5.2(c) of the Base Indenture is attached to the Base Indenture as Exhibit A-2.  None of the Series 2020-SPIADVF1 Notes shall be issued as Regulation S Notes nor shall any Series 2020-SPIADVF1 Notes be sold in offshore transactions in reliance on Regulation S.

Section 4.Interest Payment Amount.

Two (2) Business Days prior to each Payment Date, the Administrator shall report the calculation of the Interest Payment Amount for the Interest Accrual Period preceding such Payment Date for inclusion in the Calculation Agent Report.

Section 5.Payments; Note Balance Increases; Early Maturity.
(a)Except as otherwise expressly set forth herein, the Paying Agent shall make payments on the Series 2020-SPIADVF1 Notes on each Payment Date in accordance with Section 4.5 of the Base Indenture on a pro rata basis (based on such Noteholder’s percentage of the VFN Principal Balance).
(b)In addition, on the third Business Day of each week other than the week of a Payment Date or an Interim Payment Date, prior to the commencement of the Full Amortization Period, based on information provided to the Paying Agent by the Administrator two (2) Business Days prior to the third Business Day of such week, to the extent any MBS Advance Reimbursement Amounts attributable to the Series 2020-SPIADVF1 and funded under the Series 2020-SPIADVF1 Notes are received in the prior week, the Paying Agent shall distribute the pro rata share of such MBS Advance Reimbursement Amounts on deposit in the Note Payment Account in accordance with Section 4.5(a)(2)(v) of the Base Indenture. With respect to any remaining Advance Reimbursement Available Funds, the Paying Agent shall make payments in accordance with Section 4.5(a)(2) of the Base Indenture. The Note Balance of the Series 2020-SPIADVF1 Notes may be increased from time to time on certain Funding Dates in accordance with the terms and provisions of Section 4.3 of the Base Indenture, but not in excess of the related Maximum VFN Principal Balance.
(c)Any payments of principal allocated to the Series 2020-SPIADVF1 Notes during a Full Amortization Period shall be applied to the Class A-SPIADVF1 Notes on a pro rata basis until the Note Balances thereof have been reduced to zero.
(d)The parties hereto acknowledge that the Series 2020-SPIADVF1 Notes will be financed by the Series 2020-SPIADVF1 Repo Buyers under the SPIADVF1 Repurchase Agreements, pursuant to which PLS will sell all its rights, title and interest in the Series 2020-SPIADVF1 Notes to the Series 2020-SPIADVF1 Repo Buyers. The parties hereto acknowledge that with respect to the Series 2020-SPIADVF1 Notes, any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder shall be taken by the Required Buyers (as defined in the Series 2020-SPIADVF1 Repurchase Agreement), Goldman and any other buyer under a SPIADVF1 Repurchase Agreement. Subject to the foregoing, the Administrative Agent and the Issuer further confirm that (i) the Series 2020-SPIADVF1 Note No. 4 issued on the date hereof pursuant to this Indenture Supplement shall be issued in the name of “Credit Suisse First Boston Mortgage Capital LLC, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch, as a Series 2020-SPIADVF1 Repo Buyer, and Citibank, N.A., as a Series 2020-SPIADVF1 Repo Buyer”, (ii) the Series 2020-SPIADVF1 Note No. 5 shall be issued in the name of “Goldman Sachs  Bank  USA,  in  its capacity as Administrative Agent on behalf of Goldman Sachs Bank USA, as a Series 2020-SPIADVF1 Repo Buyer” and (iii) any Series 2020-SPIADVF1 Note issued after the date hereof shall be issued in the name of a Noteholder who executes a joinder to this Indenture Supplement in accordance with Section 19 hereof.  The Issuer and the Administrative Agents hereby direct the Indenture Trustee to issue the (i) Series 2020-SPIADVF1 Note No. 4 in the name of “Credit Suisse First Boston Mortgage Capital LLC, solely in its capacity as Administrative Agent on behalf of Credit Suisse AG, Cayman Islands Branch, as a Series 2020-SPIADVF1 Repo Buyer and Citibank, N.A., as a Series 2020-SPIADVF1 Repo Buyer”, (ii) Series 2020-SPIADVF1 Note No. 5 in the name of “Goldman Sachs  Bank  USA,  in  its capacity as Administrative Agent on behalf of Goldman Sachs Bank USA, as a Series 2020-SPIADVF1 Repo Buyer” and (iii) any Series 2020-SPIADVF1 Note issued after the date hereof in the name of a Noteholder who executes a joinder to this Indenture Supplement in accordance with Section 19 hereof.
(e)During the Revolving Period, on any Business Day, and otherwise on each Interim Payment Date and each Payment Date, in accordance with Sections 4.4 and 4.5, respectively, of the Base Indenture, the owner of the Owner Trust Certificate may make Additional Note Payments to the Noteholder of the Series 2020-SPIADVF1 Notes. Additional Note Payments made to the Noteholder of the Series 2020-SPIADVF1 Notes on a Business Day other than an Interim Payment Date or Payment Date shall be reported to the Indenture Trustee in the next Determination Date Report following such Additional Note Payment and by the Indenture Trustee in the next succeeding Interim Payment Date Report or Payment Date Report, as applicable. Such Additional

Note Payments shall be applied to reduce the unpaid principal balance of the Series 2020-SPIADVF1 Notes on a pro rata basis.
(f)To the extent the buyers under any SPIADVF1 Repurchase Agreement fail to fund all or a portion of a SPIADVF1 Additional Balance in breach of its obligations in respect to a committed facility amount (a “Non-Funding SPIADVF1 Noteholder”) on any Funding Date under the SPIADVF1 Repurchase Agreements, then such portion of the requested SPIADVF1 Additional Balance may be funded under each other SPIADVF1 Repurchase Agreement.  Upon any non-pro-rata funding, the Administrator will notify the Indenture Trustee of the change in the Series 2020-SPIADVF1 Notes principal balances to reflect the relative VFN Principal Balance of the applicable Noteholders following such funding on a non-pro-rata basis and the Indenture Trustee shall adjust its records accordingly.
Section 6.Optional Redemption.

The Issuer may, at any time, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, redeem in whole or in part (so long as, in the case of any partial redemption, such redemption is funded using the proceeds of the issuance and sale of one or more new Classes of Notes as further specified in the related Indenture Supplement or from any cash or funds of PLS and not Collections on MSRs), and/or terminate and cause retirement of one or more of the Series 2020-SPIADVF1 Notes (such Notes, the “Redeemable Notes”).  The Redeemable Notes are subject to optional redemption by the Issuer pursuant to Section 13.1 of the Base Indenture, in whole or in part (so long as, in the case of any partial redemption, each Class of Redeemable Notes is redeemed on a pro-rata basis based on their related Note Balances and each redemption is allocated ratably among the Noteholders of each Class of Redeemable Notes, with respect to such group of Classes, on any Business Day after the date on which the related Revolving Period ends or on any Business Day within five (5) days prior to the end of such Revolving Period upon five (5) days’ prior notice to the Noteholders.  In anticipation of a redemption of the Redeemable Notes at the end of their Revolving Period, the Issuer may issue a new Series or one or more Classes of Notes within the ninety (90) day period prior to the end of such Revolving Period and reserve the cash proceeds of the issuance for the sole purpose of paying the principal balance and all accrued and unpaid interest on the Redeemable Notes to be redeemed, on the last day of their Revolving Period.  Any supplement to this Indenture Supplement executed to effect an optional redemption may be entered into without consent of the Noteholders of any of the Series 2020-SPIADVF1 Notes pursuant to Section 12.1(a)(iv) of the Base Indenture.  Any Notes issued in replacement for the Redeemable Notes will have the same rights and privileges as the Class of Redeemable Note that was refinanced with the related proceeds thereof; provided, such replacement Notes may have different Stated Maturity Dates; provided, however, that all outstanding notes issued under this Indenture Supplement shall be required to have the same Stated Maturity Date.

Section 7.Determination of Note Interest Rate and Benchmark.
(a)Two (2) Business Days immediately preceding the related Payment Date, the Administrative Agent will provide to the Calculation Agent the Benchmark for each day of the related Interest Accrual Period for the Series 2020-SPIADVF1 Notes on the basis of the procedures specified in the definition of Benchmark.

(b)The Calculation Agent shall calculate the Note Interest Rate for the related Interest Accrual Period and the Interest Payment Amount for the Series 2020-SPIADVF1 Notes on each Payment Date, and include a report of such amount in the related Payment Date Report.
(c)The establishment of the Benchmark by the Administrative Agent and the Calculation Agent’s subsequent calculation of the Note Interest Rate and the Interest Payment Amount on the Series 2020-SPIADVF1 Notes for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.
(d)For purposes of calculating the Required Reserve Amount under the PC Repurchase Agreement, the “Pricing Rate” with respect to any “MRA Payment Date” thereunder will be calculated using the Benchmark as reported by the Administrative Agent for the immediately preceding Payment Date.
Section 8.Conditions Precedent Satisfied.

The Issuer hereby represents and warrants to the Noteholders of the Series 2020-SPIADVF1 Notes and the Indenture Trustee that, as of the related Issuance Date, each of the conditions precedent set forth in the Base Indenture, to the issuance of the Series 2020-SPIADVF1 Notes have been satisfied or waived in accordance with the terms thereof.

Section 9.Representations and Warranties.

The Issuer, the Administrator, the Servicer and the Indenture Trustee hereby restate as of the related Issuance Date, or as of such other date as is specifically referenced in the body of such representation and warranty, all of the representations and warranties set forth in Sections 9.1, 10.1 and 11.14, respectively, of the Base Indenture.

The Administrator hereby represents and warrants that it is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of the Administrator to perform its duties under this Indenture or any Indenture Supplement, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body.

PLS hereby represents and warrants that it is not in default with respect to any material contract under which a default should reasonably be expected to have a material adverse effect on the ability of PLS to perform its duties under this Indenture, any Indenture Supplement or any Transaction Document to which it is a party, or with respect to any order of any court, administrative agency, arbitrator or governmental body which would have a material adverse effect on the transactions contemplated hereunder, and no event has occurred which with notice or lapse of time or both would constitute such a default with respect to any such contract or order of any court, administrative agency, arbitrator or governmental body,

Section 10.Amendments.

(a)Notwithstanding any provisions to the contrary in Article XII of the Base Indenture but subject to the provisions set forth in Sections 12.1 and 12.3 of the Base Indenture, without the consent of the Noteholders of the Series 2020-SPIADVF1 Notes but with the consent of the Issuer (evidenced by its execution of such amendment), the Indenture Trustee, the Administrator, the Servicer (solely in the case of any amendment that adversely affects the rights or obligations of the Servicer or adds new obligations or increases existing obligations of the Servicer), and the Administrative Agent, at any time and from time to time, upon delivery of an Issuer Tax Opinion and upon delivery by the Issuer to the Indenture Trustee of an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment will not have a material Adverse Effect, may amend any Transaction Document for any of the following purposes: (i) to correct any mistake or typographical error or cure any ambiguity, or to cure, correct or supplement any defective or inconsistent provision herein or any Transaction Document; or (ii) to amend any other provision of this Indenture Supplement.  For the avoidance of doubt, the consent of the Servicer is not required for (i) the waiver of any Event of Default or (ii) any other modification or amendment to any Event of Default except those related to the actions and omissions of the Servicer.  This Indenture Supplement may be otherwise amended or otherwise modified from time to time in a written agreement among (i) 100% of the Noteholders of the Series 2020-SPIADVF1 Notes, (ii) the Issuer, (iii) the Administrator, (iv) subject to the immediately preceding sentence, the Servicer, (v) the Administrative Agent and (vi) the Indenture Trustee.
(b)Notwithstanding any provisions to the contrary in Section 6.10 or Article XII of the Base Indenture, no supplement, amendment or indenture supplement entered into with respect to the issuance of a new Series of Notes or pursuant to the terms and provisions of Section 12.2 of the Base Indenture may, without the consent of the Series Required Noteholders, supplement, amend or revise any term or provision of this Indenture Supplement.
(c)For the avoidance of doubt, the Issuer and the Administrator hereby covenant that the Issuer shall not issue any future Series of Notes without designating an entity to act as “Administrative Agent” under the related Indenture Supplement with respect to such Series of Notes.
(d)Any amendment of this Indenture Supplement which affects the rights, duties, immunities, obligations or liabilities of the Owner Trustee in its capacity as owner trustee under the Trust Agreement shall require the written consent of the Owner Trustee.

Section 11.Counterparts.

This Indenture Supplement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.  The words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Indenture Supplement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record).  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.  Each party to this Indenture Supplement hereby consents to the use of any secure third party electronic signature capture service providers (including, without limitation, DocuSign), as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.  Delivery of an executed counterpart of a signature page to this Indenture Supplement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Indenture Supplement.

Section 12.Entire Agreement.

This Indenture Supplement, together with the Base Indenture incorporated herein by reference and the related Transaction Documents, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

Section 13.Limited Recourse.

Notwithstanding any other terms of this Indenture Supplement, the Series 2020-SPIADVF1 Notes, any other Transaction Documents or otherwise, the obligations of the Issuer under the Series 2020-SPIADVF1 Notes, this Indenture Supplement and each other Transaction Document to which it is a party are limited recourse obligations of the Issuer, payable solely from the Trust Estate, and following realization of the Trust Estate and application of the proceeds thereof in accordance with the terms of this Indenture Supplement, none of the Noteholders of Series 2020-SPIADVF1 Notes, the Indenture Trustee or any of the other parties to the Transaction Documents shall be entitled to take any further steps to recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished and shall not thereafter revive.  No recourse shall be had for the payment of any amount owing in respect of the Series 2020-SPIADVF1 Notes or this Indenture Supplement or for any action or inaction of the Issuer against any officer, director, employee, shareholder, stockholder or incorporator of the Issuer or any of their successors or assigns for any amounts payable under the Series 2020-SPIADVF1 Notes or this Indenture Supplement.  It is understood that the foregoing provisions of this Section 13 shall not (a) prevent recourse to the Trust Estate for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, including, without limitation, the PC Guaranty and the PMT Guaranty or (b) save as specifically provided therein, constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Series 2020-SPIADVF1 Notes or secured by this Indenture Supplement.  It is further understood that the foregoing provisions of this Section 13 shall not limit the right of any Person to name the Issuer as a party defendant in any proceeding or in the exercise of any other remedy under the Series 2020-SPIADVF1 Notes or this Indenture Supplement, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced against any such Person or entity.

Section 14.Owner Trustee Limitation of Liability.

It is expressly understood and agreed by the parties hereto that (a) this Indenture Supplement is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as owner trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made and will make no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Indenture Supplement and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture Supplement or any other Transaction Documents, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 15.Note Rating Agency.

As of the date hereof, the Series 2020-SPIADVF1 Notes are rated by the Note Rating Agency.

Section 16.Consent, Acknowledgment and Waivers.

By execution of this Indenture Supplement, CSCIB and Citibank in their capacity as Series Required Noteholders hereby consent to this Indenture Supplement. CSCIB and Citibank certify that they are buyers of the Series 2020-SPIADVF1 Notes under the Series 2020-SPIADVF1 Repurchase Agreement and are authorized to take any Action provided by the Base Indenture or this Indenture Supplement to be given or taken by a Noteholder with the right to instruct the Indenture Trustee.   In addition, CSCIB and Citibank certify as to themselves that (i) they are authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Indenture Supplement on behalf of CSCIB and Citibank is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution by CSCIB and Citibank of this Indenture Supplement should be considered an “Act” by Noteholders pursuant to Section 1.5 of the Base Indenture, and (v) they acknowledge and agree that the amendments effected by this Indenture Supplement shall become effective on the Effective Date.

CSCIB and Citibank hereby authorize and direct the Indenture Trustee to execute and deliver this Indenture Supplement.

Section 17.Conditions to Effectiveness of this Indenture Supplement

This Indenture Supplement shall become effective upon (i) execution and delivery of this Indenture Supplement by all parties hereto, (ii) of delivery of an Issuer Tax Opinion, (iii) delivery of an Authorization Opinion, (iv) delivery of an Officer’s Certificate and (v) upon delivery of the Opinion of Counsel required pursuant to Section 11.1 of the Trust Agreement (the “Effective Date”).

Section 18.Effect of Amendment.

This Indenture Supplement shall be effective as of the Effective Date and shall not be effective for any period prior to the Effective Date. After this Indenture Supplement becomes effective, all references in the Indenture Supplement or the Base Indenture to “this Indenture Supplement,” “this Indenture,” “hereof,” “herein” or words of similar effect referring to such Indenture Supplement and Base Indenture shall be deemed to be references to the Indenture Supplement or the Base Indenture, as applicable, as amended by this Indenture Supplement. This Indenture Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture Supplement or the Base Indenture other than as set forth herein.

The parties hereto have entered into this Indenture Supplement solely to amend the terms of the Original Indenture Supplement and do not intend this Indenture Supplement or the transactions contemplated hereby to be, and this Indenture Supplement and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owed by the parties hereto or any other party to the Indenture Supplement or Base Indenture under or in connection with the Indenture Supplement or Base Indenture or any of the other Transaction Documents. It is the intention and agreement of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Notes, all other sums payable by the Issuer under the Indenture and the compliance by the Issuer with the provisions of the Indenture are preserved, (ii) the liens and security interests granted under the Indenture continue in full force and effect, and (iii) any reference to the Original Indenture Supplement in any such Transaction Document shall be deemed to reference to this Indenture Supplement.

Section 19.Joinder

Any party that acquires a Series 2020-SPIADVF1 Note after the date hereof shall execute a joinder to this Indenture Supplement in form and substance that is acceptable to the Administrator and Administrative Agents, whereupon such purchaser shall be deemed a Noteholder hereunder.

Section 20.Failure to Fund Under the MBSADV1 Indenture Supplements

To the extent that following a MBS Advance VFN Draw Event (as defined in the MBSADV1 Indenture Supplement for the applicable Noteholder but determined without regard to the satisfaction of clause (v) in the definition of “MBS Advance VFN Draw Conditions”) any

ADV1 Noteholder fails to fund its Pro Rata Share of the Additional Note Balance (as defined in the applicable MBSADV1 Indenture Supplement), as contemplated by Section 4(c) of the MBSADV1 Indenture Supplement of the applicable Noteholder (a “Non-Funding ADV1 Noteholder”), then the applicable Administrative Fee shall be deducted from amounts otherwise payable to the Non-Funding ADV1 Noteholder pursuant to this Indenture Supplement and shall instead be paid to the applicable ADV1 Noteholder(s) who funded such Outstanding Additional Note Balance.

For the avoidance of doubt, if multiple ADV1 Noteholders fund an Outstanding Additional Note Balance, each such ADV1 Noteholder shall be entitled to a pro rata portion (based on the percentage of the Additional Note Balance funded by such ADV1 Noteholder) of the Administrative Fee.

IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed by their respective signatories thereunto all as of the day and year first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By: /s/ Mark H. Brzoska

Name: Mark H. Brzoska

Title: Vice President

[Signature Page to PNMAC GMSR ISSUER TRUST
A&R Series 2020-SPIADVF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By: /s/ Valerie Delgado

Name: Valerie Delgado

Title: Senior Trust Officer

[Signature Page to PNMAC GMSR ISSUER TRUST
A&R Series 2020-SPIADVF1 Indenture Supplement]

PENNYMAC LOAN SERVICES, LLC, as Administrator and as Servicer

By: /s/ Pamela Marsh

Name: Pamela Marsh

Title: Senior Managing Director and Treasurer

[Signature Page to PNMAC GMSR ISSUER TRUST
A&R Series 2020-SPIADVF1 Indenture Supplement]

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL, LLC, as an Administrative Agent

By: /s/ Dominic Obaditch

Name: Dominic Obaditch

Title: Vice President

[Signature Page to PNMAC GMSR ISSUER TRUST
A&R Series 2020-SPIADVF1 Indenture Supplement]

GOLDMAN SACHS BANK USA, as an Administrative Agent

By: /s/ Benjamin Case

Name: Benjamin Case

Title: Authorized Signatory

[Signature Page to PNMAC GMSR ISSUER TRUST
A&R Series 2020-SPIADVF1 Indenture Supplement]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a buyer

By: /s/ Dominic Obaditch

Name: Dominic Obaditch

Title: Authorized Signatory

[Signature Page to PNMAC GMSR ISSUER TRUST
A&R Series 2020-SPIADVF1 Indenture Supplement]

CITIBANK, N.A., as a buyer

By:  /s/ Arunthathi Theivakumaran

Name: Arunthathi Theivakumaran

Title: Vice President

[Signature Page to PNMAC GMSR ISSUER TRUST
A&R Series 2020-SPIADVF1 Indenture Supplement]

SCHEDULE 1

Advance Rates

Type of Advance	Advance Rate Percentage
MBS Advances
FHA	89.47%
VA	95.00%
Other	95.00%
Escrow Advances
FHA	84.21%
VA	84.21%
Other	84.21%
Corporate Advances
FHA	63.16%
VA	47.37%
Other	63.16%

Advance Rates are, in each case, subject to amendment by mutual agreement of the Series Required Noteholders, the Administrative Agent and the Administrator; provided that, upon the occurrence of a SPIA VFN Advance Rate Reduction Event the applicable Advance Rate Percentage or Percentages set forth in the table above will decrease by the amount set forth in the definition of SPIA VFN Advance Rate Reduction Event, in each case, until the Advance Rate Reduction Event is cured in all respects subject to the satisfaction of the Administrative Agent, at which point the weighted average advance rate will revert to the weighted average advance rate calculated pursuant to this definition.

Notwithstanding the foregoing, on and after the commencement of the Full Amortization Period, the Advance Rate Percentage applicable to the SPIA VFNs shall be equal to the weighted average Advance Rate of all Outstanding MSR VFNs and all Outstanding Term Notes.

Sch. 1 - 1

SCHEDULE 2

Eligible Advance Reimbursement Amounts Criteria

(i)With respect to all Advances, such Advance relates to a Portfolio Mortgage Loan that has an “active” status in the related MBS, and such Portfolio Mortgage Loan has not been liquidated, paid in full, repurchased or otherwise charged off;
(ii)With respect to Corporate Advances, such Corporate Advance:
(a)has not been deemed at any time to be an Ineligible Advance (including any Corporate Advance previously deemed to be an Ineligible Advance, but is later reinstated or amounts are recovered with respect to such Corporate Advance); or
(b)shall not cause more than 25% of Corporate Advances related to FHA Loans, 25% of Corporate Advances related to VA Loans or 25% of Corporate Advances related to Other Loans, in each case, to relate to a Portfolio Mortgage Loan that has an “active-current” status in the related MBS; provided, however, such percentages shall not apply to Corporate Advances relating to Portfolio Mortgage Loans which have been modified and such Corporate Advance is subject to partial claim recovery.

Sch. 2 - 1

SCHEDULE 3

Ineligible Advance Designations

ReasonCode	Description	Narrative Detail
1UPB	PART A CLAIM PROCEEDS	USED TO RECORD THE 1ST CHECK / PART A CLAIM PROCEEDS RECEIVED FROM INSURERS / INVESTORS, ALLOWING FOR MORE EFFICIENT RECONCILIAITON OF NET LOSS ON A LOAN AT LIQUIDATION
FLSH	LIQUIDATION ADVANCE AND RECOVERY - FNMA	USED TO CAPTURE LOSSES AND PASS THEM TO INVESTORS, WHERE APPLICABLE, AFTER LIQUIDATION
INTL	INTEREST PROCEEDS	USED TO RECORD THE INTEREST PROCEEDS RECEIVED FROM INSURERS / INVESTORS, ALLOWING FOR FINAL LOAN RECONCILIAITON VIA CORP ADVANCES
MIPR	MORTGAGE INSURANCE PROCEEDS	USED TO RECORD CLAIM PROCEEDS FROM MI COMPANIES, ALLOWING FOR FINAL LOAN RECONCILIAITON VIA CORP ADVANCES
RDPR	REDEMPTION PROCEEDS	USED TO RECORD PROCEEDS FROM REDEMPTION, ALLOWING FOR FINAL LOAN RECONCILIAITON VIA CORP ADVANCES
SSPR	SHORT SALE PROCEEDS	USED TO RECORD PROCEEDS FROM SHORT SALE / PFS, ALLOWING FOR FINAL LOAN RECONCILIAITON VIA CORP ADVANCES
PIFF	PAID IN FULL FUNDS	USED TO HOUSE BORROWER FUNDS RECEIVED FOR CORPORATE ADVANCES DUE IN THE PAYOFF DEMAND.
SAPR	REO SALE PROCEEDS	USED TO RECORD SALES PROCEEDS FROM REO SALE / CWCOT, ALLOWING FOR FINAL LOAN RECONCILIAITON VIA CORP ADVANCES
ESCR	CLEAR ESCROW	USED TO CLEAR ESCROW OUTSTANDING BALANCE, RECOVERY EXPECTED VIA CLAIM PROCESS, ALLOWING FOR FINAL LOAN RECONCILIAITON VIA CORP ADVANCES
3RDP	THIRD PARTY PROCEEDS	USED TO RECORD SALES PROCEEDS FROM 3RD PARTY SALE / CWCOT, ALLOWING FOR FINAL LOAN RECONCILIAITON VIA CORP ADVANCES
CORP	PART B CLAIM PROCEEDS	USED TO RECORD THE 2ND CHECK / PART B CLAIM PROCEEDS RECEIVED FROM INSURERS / INVESTORS, ALLOWING FOR FINAL LOAN RECONCILIAITON VIA CORP ADVANCES
FCAR	FORECLOSURE ATTORNEY REFUND	USED FOR REFUNDS RECEIVED FROM PENNYMAC'S FORECLOSURE ATTORNEY FIRMS
FEPI	FEMA PROPERTY INSPECTION	USED TO PAY THE FIELD SERVICES SERVICE PROVIDER FOR FEMA PROPERTY INSPECTIONS, COMPLETED AFTER A NATURAL DISASTER
RTTL	REO RELATED TITLE COSTS	USED TO PAY REO-RELATED TITLE FEES
DTTL	MODIFICATION TITLE COSTS	USED FOR COSTS PAID TO PENNYMAC'S ATTORNEY OR TO A TITLE COMPANY TO OBTAIN, RESEARCH, AND/OR RESOLVE ISSUES RELATED TO PROPERTY TITLE
BTTL	BANKRUPTCY TITLE CURE COSTS	USED FOR COSTS PAID TO PENNYMAC'S ATTORNEY OR TO A TITLE COMPANY TO OBTAIN, RESEARCH, AND/OR RESOLVE ISSUES RELATED TO PROPERTY TITLE FOR BANKRUPTCY LOANS
ACTC	NON DEFAULT TITLE COSTS	USED FOR TITLE COSTS RELATED TO NON-DEFAULT ACTIONS FOR VENDOR OLD REPUBLIC.
LISH	LIQUIDATION ADVANCE AND RECOVERY	USED TO CAPTURE LOSSES ASSOCIATED WITH CORPORATE ADVANCES AFTER LIQUIDATION
POPS	SHORT PAYOFF ADVANCE	USED TO ADVANCE FUNDS, UP TO A LIMIT, WHEN THE PAYOFF FUNDS RECEIVED ARE SHORT

Sch. 3 - 1

ReasonCode	Description	Narrative Detail
VALN	NONRECOVERABLE VALUATION COST	USED TO IDENTIFY VALUATION COSTS THAT HAVE BEEN REVIEWED AND DETERMINED NOT TO BE RECOVERABLE FROM THE BORROWER.
BKRC	BANKRUPTCY RECLASSIFICATION	USED TO DESIGNATE FEES AND COSTS THAT WERE RECLASSIFIED TO NON-RECOVERABLE PER THE REQUEST OF THE BANKRUPTCY DEPARTMENT.
MREC	MODIFICATION RECORDING	USED TO PAY MODIFICATION RELATED RECORDING COSTS.
BRCD	BANKRUPTCY RECORDING FEE	USED TO PAY RECORDING COSTS ASSOCIATED WITH BANKRUPTCY.
DLRC	DEED IN LIEU RECORDING COST	USED TO PAY COSTS ASSOCIATED WITH RECORDING DOCUMENTS DURING TITLE, HOA, PROBATE RESOLUTION
ACRC	NON DEFAULT RECORDING COSTS	USED FOR RECORDING COSTS RELATED TO NON-DEFAULT ACTIONS FOR VENDOR OLD REPUBLIC.
TTCF	TITLE FEES	USED FOR FEES PAID TO PENNYMAC'S ATTORNEY OR TO A TITLE COMPANY TO OBTAIN, RESEARCH, AND/OR RESOLVE ISSUES RELATED TO PROPERTY TITLE ON A LOAN IN FORECLOSURE
TTC1	MODIFICATION TITLE CURE FEE	USED FOR FEES PAID TO PENNYMAC'S ATTORNEY OR TO A TITLE COMPANY TO OBTAIN, RESEARCH, AND/OR RESOLVE ISSUES RELATED TO PROPERTY TITLE FOR A LOAN UNDER MODIFICATION REVIEW
TLWK	NON DEFAULT TITLE WORK	USED FOR FEES PAID TO PENNYMAC'S ATTORNEY OR TO A TITLE COMPANY TO OBTAIN, RESEARCH, AND/OR RESOLVE ISSUES RELATED TO PROPERTY TITLE FOR NON-DEFAULT LOANS
LTAF	LITIGATION ATTORNEY FEES	USED FOR FEES PAID TO ATTORNEYS REPRESENTING PENNYMAC IN LITIGATION PROCESSING
LIFE	LITIGATION FEE	USED TO BOARD LITIGATION FEES FROM PRIOR SERVICERS
REIM	HUD REIMBURSEMENT; RECOVERY DOUBTFUL	USED FOR FHA LOANS WHERE HUD MUST BE REIMBURSED BUT RECOVERY IS NOT EXPECTED
LTST	LITIGATION SETTLEMENT COSTS	USED TO ADVANCE FUNDS FOR SETTLEMENT DURING THE LITIGATION PROCESS
LICS	ATTORNEY LITIGATION COSTS	USED TO PAY COSTS DURING THE LITIGATION PROCESS
OPLS	OPERATIONAL LOSS	USED TO BOOK OPERATIONAL LOSSES THAT NEED TO BE WRITTEN OFF THE LOAN VIA THE MONTHLY NRCA PROCESS. THE MSP DESCRIPTION WILL STATE THE CODE THE AMOUNT TO BE WRITTEN OFF IS COMING FROM
BFEE	BORROWER BANK FEE REFUND	USED TO REIMBURSE BORROWERS FOR NSF FEES ASSESSED BY THEIR BANKS
RPAY	ADVANCE CUSTOMER PRINCIPAL AND INTEREST	USED TO ADVANCE FUNDS TO APPLY A FULL PAYMENT WHEN THE PAYMENT HAS BEEN SHORTED BY THE CUSTOMER. THIS REASON CODE IS MANUALLY ENTERED.
CRTG	GSE TECH FEE	USED FOR TECHNOLOGY USAGE FEES PAID TO BKFS FOR BKFS LOANSPHERE INVOICE MANAGEMENT
TPSC	QUANDIS TECHNOLOGY FEE	USED FOR TECHNOLOGY USAGE FEES PAID TO QUANDIS FOR USE OF THE QUANDIS SYSTEM
MDRC	MODIFICATION RECLASS	USED TO DESIGNATE FEES AND COSTS THAT WERE RECLASSIFIED TO NON-RECOVERABLE PER THE REQUEST OF THE MODIFICATION DEPARTMENT.
MODC	FNMA MODIFICATION CAPITALIZATION	USED TO REMIT AMOUNT CAPITALIZED TO FANNIE MAE. AMOUNT IS LATER REIMBURSED BY FANNIE MAE AND CREDIT IS APPLIED TO OFFSET THE ADVANCE IN MODC.
VERR	IRS DOCUMENT RETREVAL FEE	USED TO PAY SERVICE PROVIDER CORELOGIC FOR 4506T REPORTS
MODF	COLLECTIONS COUNSELING SERVICING FEE	USED TO PAY A SERVICE PROVIDER FOR COLLECTIONS COUNSELING SERVICES
HPEN	HUD/VA PENALTIES	USED TO RECORD ADVANCES PAYABLE TO HUD/VA ON RECONVEYED LOANS WHERE, AS A RESULT OF A SERVICING ISSUE, PENNYMAC HAS BEEN ASSESSED A PENALTY FROM HUD/VA

Sch. 3 - 2

ReasonCode	Description	Narrative Detail
RHUD	HUD INCENTIVE REFUND

USED TO HOUSE REIMBURSEMENTS/REFUND OF MODIFICATION INCENTIVES PREVIOUSLY RECEIVED FROM HUD WHERE DUE TO AN INTERNAL SERVICING ERROR, PENNYMAC DID NOT MEET THE REQUIREMENTS TO MEET THE INCENTIVE BEING PAID. CLAIMS TO HAVE A 60 DAY SLA TO REVIEW INCENTIVE FUNDS RECEIVED AND DETERMINE IF PENNYMAC HAS MET THE GUIDELINES TO ACCEPT THE FEE.

CKEY	REO CASH FOR KEYS	USED FOR RELOCATION ASSISTANCE/INCENTIVE PAID TO BORROWERS OR AGENTS WHEN LIQUIDATING AN REO PROPERTY
LMDK	LOSS MITIGATION DOOR KNOCK FEES	USED TO PAY A SERVICE PROVIDER FOR COLLECTIONS OUTREACH SERVICES.
CDRT	CREDIT REPORT FEE	USED TO CAPTURE CREDIT REPORT FEES FROM PRIOR SERVICERS
CKED	DEED IN LIEU CASH FOR KEYS	USED FOR RELOCATION ASSISTANCE/INCENTIVE PAID TO BORROWERS OR AGENTS WHEN PROCESSING A DEED-IN-LIEU OF FORECLOSURE
LSMT	LOSS MITIGATION ADVANCES	USED TO ADVANCE FUNDS AND APPLY TO THE PRINCIPAL BALANCE
PCG1	POST FUND ADJUSTMENT	HOLDING BUCKET FOR MONEY TAKEN FROM BORROWER'S ACCOUNTS TO SEND TO CORRESPONDENT CUSTOMERS FROM WHOM WE PURPOSED THE LOAN
R745	CASH WORKSTATION	USED TO REVERSE AND REAPPLY PREVIOUS TRANSACTIONS. THIS IS A SYSTEM-GENERATED CODE THAT SHOULD BE RECLASSIFIED AFTER THE TRANSACTION IS PROCESSED TO ALLOCATE THE AMOUNT TO THE CORRECT REASON CODE.
RESE	REIMBURSEMENT FROM SERVICER	USED TO REIMBURSE BORROWERS, EITHER BY CHECK OR REAPPLICATION TO THE LOAN, WHEN A DISCREPANCY HAS BEEN DISCOVERED OR MADE. ALSO USED TO REIMBURSE INVESTORS OR INSURERS.
TXRT	TAX PENALTIES DUE FROM RETAIL	USED TO RECORD TAX LOSSES ATTRIBUTED TO THE RETAIL ORIGINATIONS PROCESS. ONCE REIMBURSEMENT IS RECEIVED FROM THE TAX ASSESSOR, THE CREDIT IS APPLIED BACK TO THIS REASON CODE TO OFFSET THE ADVANCE.
ZRES	RESEARCH FEE	USED TO REIMBURSE BORROWERS FOR MISAPPLIED FUNDS OR AS A COURTESY.
TXOS	TAX SERVICE PROVIDER TAX CERTIFICATE FEE-THIRD PARTY

USED TO PAY TAX CERTIFICATION FEES AT TIME OF LOAN ORIGINATION TO THE TAX SERVICE PROVIDER. THIS CODE IS USED FOR THE STATES WHERE THE TAX SERVICE PROVIDER DOES FULL SERVICING (I.E., LA, NJ, NY, PA AND TX).

FRRE	SPECIAL PROJECT (RETIRED): BORROWER REFUND

USED IN 2014 TO ADVANCE FUNDS TO BORROWERS WHO CLAIMED THEY DID NOT RECEIVE OR CASH THEIR ESCROW OVERAGE CHECKS, EVEN THOUGH THE CHECKS HAD BEEN NEGOTIATED BY THE BANK. CUSTOMERS WHO WERE MISTAKEN WERE RESPONSIBLE TO REIMBURSE US FOR THE ADVANCE, FOR TRUE CASES OF FRAUD, THE ADVANCES WERE WRITTEN OFF.

PMIR	MORTGAGE INSURANCE RECINDED POLICY ADVANCE	USED TO ADVANCE FUNDS OWED TO THIRD PARTIES DUE TO RESCINDED MI POLICIES.
MIAP	HUD/MORTGAGE INSURANCE PAYOFF SHORTAGE ADVANCE	USED TO ADVANCE FUNDS TO HUD OR PMI CARRIERS AFTER PAYOFF IF FUNDS IN ESCROW ARE INSUFFICIENT
INDM	VEGA INDEMNIFICATION CLAIMS	USED TO REIMBURSE BAC FOR INDEMNIFICATION LOSSES ON BAC LOANS SERVICED BY PNMAC
BDNR	BOARDED NON RECOVERABLE FEES	USED TO DESIGNATE FEES AND COSTS THAT WERE CLASSIFIED AS RECOVERABLE FROM THE BORROWER BY THE PRIOR SERVICER BUT HAVE BEEN DEEMED NON-RECOVERABLE BY PENNYMAC.

Sch. 3 - 3

ReasonCode	Description	Narrative Detail
RENT	REO RENT PROCEEDS	USED FOR RENT PAYMENTS RECEIVED FROM TENANTS IN POST-FORECLOSURE SALE OR REO PROPERTIES WHEN WE ARE REQUIRED TO HONOR THE LEASE AGREEMENT. RENT PROCEEDS ARE NETTED OUT OF FUTURE FHA CLAIMS.
TXTP	TAX PENALTY FEE	USED TO IDENTIFY THE TAX 'PENALTY' AMOUNTS FOR ADVANCES MADE BY THE TAX DEPT PRIOR TO DETERMINING ROOT CAUSE OF ERROR.
TXPN	TAX PENALTY - PNMAC ISSUE	USED TO RECORD TAX LOSSES ATTRIBUTED TO PENNYMAC
TXPR	TAX LOSSES DUE FROM PRIOR SERVICER	USED TO RECORD TAX LOSSES ATTRIBUTED TO THE PRIOR SERVICER. ONCE REIMBURSEMENT IS RECEIVED FROM THE PRIOR SERVICER, THE CREDIT IS APPLIED BACK TO THIS REASON CODE TO OFFSET THE ADVANCE.
DUPB	TAXES PAID FROM DUPLICATION BILL/ORIGINAL MISSING	USED TO PAY THE DUPLICATE BILL FEE ASSESSED BY THE TAX AUTHORITIES WHEN A COPY OF THE ACTUAL TAX BILL DID NOT ACCOMPANY THE PAYMENT SENT.
UDMI	UNDER DISCLOSED MORTGAGE INSURANCE FUNDS HELD	USED TO ADVANCE FUNDS TO BE APPLIED TO BORROWER ESCROW ACCOUNTS WHEN A DISCREPANCY IS DISCOVERED IN THE MI AMOUNT DUE.
FHLM	FHA LATE FEE	USED TO PAY FHA LATE FEES FOR LATE MI ADVANCES
BALI	INSURANCE PROVIDER SERVICING ACTIVITIES	USED FOR FEES PAID TO INSURANCE SERVICE PROVIDER FOR INSURANCE SERVICING ACTIVITIES
PMIC	PRIOR SERVICER MORTGAGE INSURANCE ERROR

USED TO ADVANCE INSURANCE REIMBURSEMENTS FOR THE BORROWERS ON CANCELED POLICIES. ONCE REFUND IS RECEIVED FROM THE CARRIER, PROCEEDS ARE APPLIED AS A CREDIT BACK TO THIS REASON CODE TO OFFSET THE ADVANCE.

ESCA	MISCELLANEOUS SERVICING ISSUES	USED TO CLEAR ESCROW BALANCES TO COMPLY WITH REGULATION AND TRACKING OF ADVANCED FUNDS ISSUED BY ESCROW MANAGEMENT.
LPMI	PRIOR SERVICER LENDER PAID MORTGAGE INSURANCE	USED TO ADVANCE FUNDS FOR LENDER-PAID MORTGAGE INSURANCE
CLGM	PCG MORTGAGE INSURANCE SHORTAGE

USED TO ADVANCE FUNDS FOR MORTGAGE INSURANCE TO REPLENISH THE BORROWER'S ESCROW ACCOUNT WHEN A MORTGAGE INSURANCE SHORTAGE/ISSUE (E.G., UNDER-DISCLOSED MI) WAS NOT THE FAULT OF THE BORROWER OR PENNYMAC. FUNDS ARE RECOVERD BY BILLING BACK THE CORRESPONDENT LENDER.

LDFT	INSURANCE - LOSS DRAFTS	USED IN CONJUCTION WITH THE LOSS DRAFTS PROCESS.
HOME	HOMESTYLE REPAIR FUNDS	USED TO HOUSE FANNIE MAE HOMESTYLE REPAIR/MORTGAGE PAYMENT FUNDS ON BEHALF OF BORROWERS WITH NEW REHAB LOANS. DRAW REQUEST DISBURSEMENTS ARE CUT FROM THIS REASON CODE.
203K	203K REPAIR FUNDS	USED TO HOUSE FHA 203K REPAIR/MORTGAGE PAYMENT FUNDS ON BEHALF OF BORROWERS WITH NEW 203K LOANS. DRAW REQUEST DISBURSEMENTS ARE CUT FROM THIS REASON CODE.

Sch. 3 - 4

SCHEDULE 4

SPIA VFN Advance Rate Reduction Events

(a)With respect to any MBS Advance,
(i)if an MBS Advance Reimbursement Amount relating to the Ginnie Mae I MBS Program remains outstanding for more than twenty-nine (29) days from the MBS Advance remittance date, then the Advance Rate for MBS Advances shall decrease by 5.00%, and such decrease shall remain in effect until all MBS Advance Reimbursement Amounts have been reimbursed in full and MBS Advances have remained at $0 for five (5) consecutive days, including the full reimbursement date; or
(ii)if an MBS Advance Reimbursement Amount relating to the Ginnie Mae II MBS Program remains outstanding for more than twenty-nine (29) days from the MBS Advance remittance date, then the Advance Rate for MBS Advances shall decrease by 5.00%, and such decrease shall remain in effect until all MBS Advance Reimbursement Amounts have been reimbursed in full and MBS Advances have remained at $0 for five (5) consecutive days, including the full reimbursement date.
(b)With respect to each type of Servicing Advance listed in the table below, if for any rolling three quarters, beginning with the quarter ending December 31, 2018, the average ratio of cumulative Nonrecoverable Advances for such rolling three quarters as compared to the aggregate amount of Servicing Advances on the related loans exceeds the percentage for such type of Servicing Advance set forth in the table below, then the Advance Rate for such type of Servicing Advance shall decrease by 10.00%.
Type of Servicing Advance	% of Nonrecoverable Advances
Escrow Advances
FHA	8.00%
VA	16.00%
Other	30.00%
Corporate Advances
FHA	21.00%
VA	36.00%
Other	38.00%

Sch. 4 - 1

(c)Solely during the occurrence and continuation of an Advance Rate Reduction Event under the Base Indenture, the Advance Rate for all MBS Advances, Escrow Advances and Corporate Advances shall decrease by 1.00% per month.

For the avoidance of doubt, the parties hereby agree that the occurrence and continuation of an SPIA VFN Rate Reduction event as set forth in clauses (a) and (b) above shall not trigger an Advance Rate Reduction Event under the Base Indenture.

Sch. 4 - 2